Exhibit 10.2

JER INVESTORS TRUST INC.

NONQUALIFIED STOCK OPTION AND

INCENTIVE AWARD PLAN

Adopted on May 27, 2004

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SECTION 9	UNFUNDED STATUS OF PLAN	17

SECTION 10	GENERAL PROVISIONS	17
	10.1 Securities Laws Compliance	17
	10.2 Certificate Legends	17
	10.3 Transfer Restrictions	18
	10.4 Company Actions; No Right to Employment	18
	10.5 Payment of Taxes	18
	10.6 Voting Rights	18
	10.7 Information Rights	18

SECTION 11	EFFECTIVE DATE OF PLAN	19

SECTION 12	TERM OF PLAN	19

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JER INVESTORS TRUST INC.

NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

SECTION 1

PURPOSE OF PLAN; DEFINITIONS

1.1 Purpose. The purpose of the Plan is (a) to reinforce the long-term commitment to the Company’s success of those Non-Officer Directors, officers, directors, employees, advisors, consultants, and other personnel who are or will be responsible for such success; to facilitate the ownership of the Company’s stock by such Persons, thereby reinforcing the identity of their interests with those of the Company’s stockholders; to assist the Company in attracting and retaining individuals with experience and ability, (b) to compensate the Manager for its successful efforts in raising capital for the Company and to provide performance-based compensation in order to provide incentive to the Manager to enhance the value of the Company’s Stock and (c) to benefit the Company’s stockholders by encouraging high levels of performance by Persons whose performance is a key element in achieving the Company’s continued success.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means (i) any Person directly or indirectly controlling, controlled by or in common control with such other Person, (ii) any officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b) “Award” or “Awards” means an award described in Section 5 hereof.

(c) “Award Agreement” means an agreement described in Section 6 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(d) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e) “Board” means the Board of Directors of the Company.

(f) “California Securities Law” means the California Corporate Securities Law of 1968.

(g) “Change in Control” of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iii) shall have occurred unless prior to the occurrence of such event, the Board determines that such event shall not constitute a Change in Control:

(i)	any Person, other than Joseph E. Robert, Jr. (or his estate, heirs, testamentary trusts, executor, administrator, committee or other personal representative) or any Affiliate of the Company or J.E. Robert Company, Inc.) is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or

(ii)

the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

(iii)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

(i) “Commission” means Securities and Exchange Commission.

(j) “Committee” means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(k) “Company” means JER Investors Trust Inc., a Maryland corporation.

(l) “Effective Date” means the date provided pursuant to Section 11 hereof.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any given date, (i) the closing price of a share of the Company’s Stock on the principal exchange on which shares of the Company’s Stock are then trading, if any, on the trading day previous to such date, or, if stock was not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (x) the last sales price (if the Stock is then listed as a National Market Issue under the NASDAQ National Market System) or (y) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock, on the day previous to such date, as determined in good faith by the Committee; or (D) if the Stock is not publicly traded, the fair market value established by the Committee using any reasonable method and acting in good faith.

(o) “Manager” means JER Commercial Debt Advisors LLC, a Delaware limited liability company, any of its affiliates that it may designate to receive an Award or its successor under that certain Management Agreement, dated as of June 4, 2004, by and among the Company and JER Commercial Debt Advisors, LLC, as amended from time to time.

(p) “Manager Awards” means the Awards granted to the Manager as described in Section 5.5 hereof.

(q) “Non-Officer Director” means a director of the Company who is not an officer or employee of the Company.

(r) “Non-Officer Director Restricted Stock Award” shall have the meaning set forth in Section 5.6 hereof.

(s) “144A Offering” means the offering, dated June 4, 2004, pursuant to Rule 144A of the Securities Act of 10,000,000 shares of Stock.

(t) “Participant” means any Non-Officer Director, the Manager, any employee of the Manager who is performing services for the Company and any director, officer, employee, consultant or advisor to the Company or to any parent, affiliate or subsidiary of the Company, or any other Person selected by the Committee, pursuant to the Committee’s authority in Section 2 hereof, to receive Awards.

(u) “Person” means an individual, and, only to the extent allowed under Rule 701 of the Securities Act, a corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

(v) “Plan” means this JER Investors Trust Nonqualified Stock Option and Incentive Award Plan.

(w) “Restricted Stock” means Stock as described in Section 5.3 hereof.

(x) “Securities Act” means the Securities Act of 1933, as amended.

(y) “Stock” means the common stock, par value $0.01 per share, of the Company.

(z) “Stock Appreciation Right” shall have the meaning set forth in Section 5.2 hereof.

(aa) “Stock Option” means any option to purchase shares of Stock granted pursuant to the Plan. The Stock Options granted hereunder are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(bb) “10% Stockholder” means an owner of Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent of subsidiaries.

SECTION 2

ADMINISTRATION

2.1 Administration. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2 Duties and Powers of the Committee. The Committee shall have the power and authority to grant Awards to Participants pursuant to the terms of the Plan, and, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

In particular, the Committee shall have the authority to determine, in a manner consistent with the terms of the Plan:

(a) in addition to the Manager and the Non-Officer Directors, those officers, employees, directors, managers, consultants or advisors, if any, who shall be Participants;

(b) subject to Section 3 hereof, the number of shares of Stock to be covered by and the vesting schedule of each Stock Option granted hereunder;

(c) the terms and conditions of any Award granted hereunder, including the waiver or modification of any such terms or conditions, consistent with the provisions of the Plan (including, but not limited to, Section 8 hereof); and

(d) the terms and conditions which shall govern all the Award Agreements, including the waiver or modification of any such terms or conditions.

2.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

2.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and any officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and Board shall be fully protected and indemnified to the fullest extent permitted by law, by the Company, in respect of any such action, determination or interpretation.

SECTION 3

STOCK SUBJECT TO PLAN

3.1 Number and Source of Shares. Unless the Plan is subsequently amended, the maximum number of shares of Stock reserved and available for issuance at any time under the Plan may not exceed 10% of shares of Stock outstanding at the closing of the 144A Offering on a fully diluted basis, which shares outstanding shall include the shares of Stock pursuant to the exercise by the initial purchasers in the 144A Offering of their option to purchase additional shares to cover additional allotments, if any. A maximum of 300,000 shares of Stock may be issued pursuant to Awards granted under the Plan at the closing of the 144A Offering, and a maximum of 200,000 additional shares of Restricted Stock may be granted thereafter during the term of the Plan, subject to adjustment if the initial purchasers exercise their option to purchase additional shares to cover additional allotments, if any. The aggregate number of shares of Stock as to which Awards may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 50% of the shares of Stock reserved for the purposes of the Plan. The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock, authorized but unissued Stock, or Stock acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan. Awards may consist of any combination of such Stock, or, at the election of the Company, cash. If any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires with or without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, count against the maximum number of shares for which Awards may be granted to the Participant under the preceding sentence.

3.2 Unrealized Awards. Subject to the limitations set forth in the last sentence of Section 3.1 hereof, if any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires with or without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants under the Plan.

3.3 Adjustment of Awards. Upon the occurrence of any event which affects the shares of Stock in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of Stock (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of shares of Stock (or other securities) authorized by or to be granted under the Plan. Such other substitutions or adjustments shall be made respecting Awards hereunder as may be determined by the Committee, in its sole discretion. In connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding Award and payment in cash or other property in exchange therefor, equal to the difference, if any, between the Fair Market Value of the Stock or other property subject to the Award, and the exercise price, if any.

SECTION 4

ELIGIBILITY

The Manager, each employee of the Manager who is performing services for the Company and each Non-Officer Director, officer, director, employee, consultant or advisor of the Company or any parent, affiliate or subsidiary of the Company shall be eligible for Awards under the Plan. Additional Participants under the Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award.

SECTION 5

AWARDS

Awards may include, but are not limited to, those described in this Section 5. The Committee may grant Awards singly or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards may also be granted in combination or in replacement of, or as alternatives to, grants or rights under this Plan and any other employee (or director) benefit or compensation plan of the Company.

5.1 Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock, at a specified price during such specified time as the Committee shall determine.

(a) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased; provided that, to the extent required by Section 25102(o) of the California Securities Law, a Stock Option shall become exercisable at a rate of not less than 20% per year over five years from the date of grant; provided, however, that subsequent to the grant of any Stock Option, the Committee may, at any time before complete termination of such Stock Option, accelerate, in its discretion, the time or times at which such Stock Option may be exercised in whole or in part (without reducing the term of such Stock Option).

(b) The Committee shall determine, in its sole discretion, the exercise price of each Stock Option, which price may be less than the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant. Notwithstanding the foregoing, to the extent that the grant of such Stock Option is intended to comply with Section 25102(o) of the California Securities Law, the exercise price of such Stock Option shall not be less than 85% of the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant and, if the optionee is a 10% Stockholder, such exercise price shall be no less than 110% of the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant.

(c) The exercise price of a Stock Option may be paid in cash or its equivalent, by certified or bank check, by delivery of a promissory note or other instrument acceptable to the Committee, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee, or (ii) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised. No fractional shares of Stock will be issued or accepted.

(d) Unless the Committee determines otherwise, all Stock Options granted pursuant to this Plan shall become immediately and fully vested and exercisable upon a Change in Control.

5.2 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash or shares of Stock or a combination of the foregoing under such terms and conditions as the Committee shall determine. The amount payable in cash or shares of Stock with respect to each right shall be equal in value to a percentage (up to and including 100%) of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the Fair Market Value per share of Stock on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the purchase amount payable is to be paid wholly in cash, wholly in shares of Stock or in any combination of the foregoing; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value per share of Stock on the date of exercise.

5.3 Restricted Stock. Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 5.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock. The Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award. Unless the Committee determines otherwise, upon a Change in Control, all Restricted Stock awards granted pursuant to this Plan shall, immediately as of the date of the Change in Control, no longer be subject to a risk of forfeiture or have transfer restrictions.

5.4 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards. The Company may require that the stock certificates evidencing Performance Awards granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Performance Awards, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.5 Manager Awards.

(a) Grant of Compensatory Stock Award. As consideration for the Manager’s role in raising capital for the Company, the Manager may be granted, upon the closing of the 144A Offering, an award of shares of Stock, the number of which the Committee may determine in its discretion, but not to exceed 300,000 shares, subject to adjustment if the initial purchasers exercise their option to purchase additional shares to cover additional allotments, if any.

(b) Other Awards. The Committee may, from time to time, grant Awards to the Manager as the Committee deems advisable in order to provide additional incentive to the Manager.

(c) Change in Control Provisions. Unless the Committee determines otherwise, all Awards granted to the Manager pursuant to this Plan shall become immediately and fully exercisable upon a Change in Control.

5.6 Automatic Non-Officer Director Awards.

(a) Non-Officer Director Restricted Stock Awards. Subject to Section 5.6(b) hereof, each Non-Officer Director shall be granted 2,000 shares of Restricted Stock upon the later to occur of (i) the closing of the 144A Offering, or (ii) the date of the first Board meeting attended by such Non-Officer Director. In addition, subject to Section 5.6(b) hereof, on the first business day after the first annual stockholders’ meeting of the Company in 2005, and on the first business day after each such annual meeting of the Company thereafter during the term of the Plan, each Person who is a Non-Officer Director at the time of such meeting shall automatically be granted 2,000 shares of Restricted Stock (each initial restricted stock award and annual restricted stock award, a “Non-Officer Director Restricted Stock Award”). A Non-Officer Director shall not transfer or otherwise dispose of his Non-Officer Director Restricted Stock Award prior to the lapsing of restrictions and unless he is a member of the Board as of such date of lapse. One-half of the shares subject to each Non-Officer Director Restricted Stock Award shall not be subject to a risk of forfeiture on the date of grant, and the other one-half of the shares shall be subject to a risk of forfeiture for one year from the date of grant. In addition, the Non-Officer Director shall not be able to sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the shares subject to each Non-Officer Director Restricted Stock Award for one year from the date of grant.

(b) Stock Availability. In the event that the number of shares of Stock available for grant under the Plan is not sufficient to accommodate the awards of Non-Officer Director Restricted Stock, then the remaining shares of Stock available for such automatic awards shall be granted to each Non-Officer Director, who is to receive such an award, on a pro-rata basis. No further grants shall be made until such time, if any, as additional shares of Stock become available for grant under the Plan through action of the Board or the stockholders of the Company to increase the number of shares of Stock that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

(c) Award Agreements. Each recipient of a Non-Officer Director Restricted Stock Award shall enter into an Award Agreement with the Company, which agreement shall set forth, among other things, the number of shares subject to, and the transfer restrictions of, each Non-Officer Director Restricted Stock Award, which provisions shall not be inconsistent with the terms of this Section 5.6 and Section 6.1 hereof. The Award Agreement with respect to such Non-Officer Director Restricted Stock Award shall also set forth such other terms and conditions with respect to the award as the Committee may determine.

5.7 Other Awards. The Committee may from time to time grant other Stock-based and non-Stock-based Awards under the Plan, including without limitation those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in shares of Stock, securities convertible into shares of Stock, phantom securities, dividend equivalents, any other equity-based incentive award and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

SECTION 6

AWARD AGREEMENTS

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other securities, and such other terms and conditions applicable to the Award (and not inconsistent with this Plan) as are determined by the Committee.

6.1 Terms of Award Agreements. Award Agreements shall include the following terms:

(a) Term. The term of each Award (as determined by the Committee); provided that, no Award shall be exercisable more than ten years after the date such Award is granted;

(b) Exercise Price. The exercise price per share of Stock purchasable under an Award (as determined by the Committee in its sole discretion at the time of grant); provided that, the exercise price shall not be less than the par value of the shares of Stock; provided, further, that Awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, shall not be less than 100% of the Fair Market Value of the share of Stock on such date; provided, further, with respect to grants of Stock Options that are intended to comply with Section 25102(o) of the California Securities Law, the exercise price of such Stock Option shall not be less than 85% of the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant and, if the optionee is a 10% Stockholder, such exercise price shall be no less than 110% of the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant; provided, further, with respect to Awards, other than Stock Options, intended to comply with Section 25102(o) of the California Securities Law, the exercise price per share of Stock under an Award shall not be less than 85% of the Fair Market Value of the share of Stock on the date of grant or on the date of exercise, or, if the Participant is a 10% Stockholder, such purchase price shall be no less than 100% of the Fair Market Value of the shares of Stock on the date of grant or on the date of exercise.

(c) Exercisability. Provisions regarding the exercisability of Awards (which shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant);

(d) Method of Exercise. Provisions describing the method of exercising Awards;

(e) Termination of Employment or Service. Provisions describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant’s employment or service with the Company, including but not limited to, terms relating to the vesting, time for exercise, forfeiture and cancellation of an Award in such circumstances;

(f) Rights as Stockholder. A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Sections 3.3 and 5.3 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right;

(g) Nontransferability. A provision that, except under the laws of descent and distribution, as permitted by Rule 701 of the Securities Act, if applicable, or as permitted by the Administrator in its sole discretion, the Participant shall not be permitted to sell, transfer, pledge or assign any Award, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Stock Options to a trust controlled by the Participant during the Participant’s lifetime for estate planning purposes; and

(h) Other Terms. Such other terms as are necessary and appropriate to effectuate an Award to the Participant, including but not limited to, (1) vesting provisions, (2) deferral elections, (3) any requirements for continued employment or service with the Company, (4) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (5) effect on the Award of a Change in Control, (6)

the right of the Company and such other persons as the Committee shall designate (“Designees”) to repurchase from a Participant, and such Participant’s permitted transferees, all shares of Stock issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of employment or service, (7) rights of first refusal granted to the Company and Designees, if any, (8) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (9) any other terms and conditions which the Committee shall deem necessary and desirable.

6.2 Replacement, Substitution, and Reloading. Award Agreements may also include provisions permitting the replacement or substitution of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms, and for the grant of reload Stock Options upon exercise of outstanding Stock Options.

6.3 Surrender of Options. The Committee may require the voluntary surrender of all or a portion of any Stock Option or other Award granted under the Plan as a condition precedent to a grant of a new Stock Option or Award. Subject to the provisions of the Plan, such new Stock Option or Award shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option or Award is granted; provided that, should the Committee so require, the number of shares subject to such new Stock Option or Award shall not be greater than the number of shares subject to the surrendered Stock Option or Award.

SECTION 7

LOANS

The Company or any parent or subsidiary of the Company may make loans available to Stock Option holders in connection with the exercise of outstanding Stock Options granted under the Plan, as the Committee, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company or any parent or subsidiary of the Company, (ii) be subject to the terms and conditions set forth in this Section 7 and such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine, (iii) bear interest, if any, at such rate as the Committee shall determine, and (iv) be subject to Board approval (or to approval by the Committee to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Committee. Unless the Committee determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Committee, in its discretion; provided that, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and of the U.S. Securities and Exchange Commission and any other governmental agency having jurisdiction.

SECTION 8

AMENDMENT AND TERMINATION

The Board may at any time and from time-to-time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to comply with a rule or regulation deemed applicable by the Committee shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award or Loan theretofore granted under the Plan.

SECTION 9

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10

GENERAL PROVISIONS

10.1 Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act. The issuance of shares of Stock underlying Awards to natural Persons in accordance with the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. Nothing contained herein shall be construed to prohibit the Company from relying on any other exemption from registration to which it may be entitled under the Securities Act in connection with the issuance of shares of Stock underlying Awards in accordance with the Plan. To the extent that California Securities Law applies to any Award made under the Plan, the Plan is intended to also comply with Section 25102(o) or other exemption under the California Securities Law.

10.2 Certificate Legends. The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares of Stock subject thereto without a view to distribution thereof. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

10.3 Transfer Restrictions. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

10.4 Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

10.5 Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

10.6 Voting Rights. Each To the extent required by the Section 25102(o) of the California Securities Law, shares of Stock and similar equity securities of the Company shall carry equal voting rights on all matters where such vote is permitted by applicable law in accordance with Section 260.140.1 of Title 10 of the California Code of Regulations.

10.7 Information Rights. To the extent required by Section 25102(o) of the California Securities Law, Participants shall be provided with financial information of the Company at least annually in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

SECTION 11

EFFECTIVE DATE OF PLAN

The Board adopted the Plan on May 27, 2004, and the stockholders of the Company approved the Plan on May 27, 2004. The Plan became effective on May 27, 2004 (the “Effective Date”).

SECTION 12

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

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